UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 20, 2009

FIRST LITCHFIELD FINANCIAL CORPORATION
(Exact name of Registrant as Specified in Charter)

Delaware	0-28815	06-1241321
State or other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

13 North Street, Litchfield, Connecticut		06759
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (860) 567-8752

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Section 7.  Regulation FD.

Item 7.01  Regulation FD Disclosure.

Materials presented by Carroll A. Pereira, Treasurer of First Litchfield Financial Corporation (the “Corporation”), at the Annual Meeting of Shareholders on May 20, 2009 are attached as Exhibit 99.1.

Section 9.  Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits

99.1	Presentation materials at the Annual Meeting of Shareholders of First Litchfield Financial Corporation on May 20, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

FIRST LITCHFIELD FINANCIAL CORPORATION

By	/s/ Carroll A. Pereira
Carroll A. Pereira
Chief Financial Officer

Dated:  May 20, 2009

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